Exhibit 99.1

R1 RCM Reports Third Quarter 2022 Results

Murray, Utah - November 8, 2022 - R1 RCM Inc. (NASDAQ: RCM), a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers, today announced results for the three months ended September 30, 2022.

Third Quarter 2022 Results:

•	Revenue of $496.0 million, up $116.3 million or 30.6% compared to the same period last year.

•	GAAP net loss of $29.5 million, compared to net income of $17.0 million in the same period last year. GAAP net loss was negatively impacted by a $9.5 million increase in allowance for credit losses.

•	Adjusted EBITDA of $124.0 million, up $34.7 million or 38.9% compared to the same period last year. Adjusted EBITDA was negatively impacted by a $9.5 million increase in allowance for credit losses.

“While we made progress on our strategic priorities in the third quarter, including integrating Cloudmed, advancing our technology roadmap, and onboarding new customers, our results fell short of our expectations due to operational and customer-specific factors,” said Joe Flanagan, chief executive officer of R1. “We are actively working to address these issues and remain very optimistic about our competitive position and long-term growth trajectory.”

“Demand for our solutions remains robust and we are focused on successfully onboarding the new customers we added earlier this year,” added Rachel Wilson, chief financial officer and treasurer. “Cloudmed performed strongly in the quarter, and while we saw pressure on our incentive fees, we remain confident that the factors affecting performance should return to normal in the coming quarters.”

2022 Outlook

For 2022, R1 now expects to generate:

•	Revenue of between $1,790 million and $1,800 million

•	GAAP operating loss of $8 million to $13 million

•	Adjusted EBITDA of $420 million to $425 million

Leadership Succession

In a separate press release issued today, R1 RCM also announced that its Board of Directors has appointed Lee Rivas to succeed Joseph Flanagan as Chief Executive Officer, effective January 1, 2023, and Mr. Rivas will join the Company’s Board. John Sparby, who currently serves as Chief Operating Officer, has been named President, effective January 1, 2023.

Conference Call and Webcast Details

R1’s management team will host a conference call today at 8:00 a.m. Eastern Time to discuss its financial results and business outlook. To participate, please dial 888-330-2022 (646-960-0690 outside the U.S. and Canada) using conference code number 5681952. A live webcast and replay of the call will be available at the Investor Relations section of the Company’s website at ir.r1rcm.com.

Non-GAAP Financial Measures

In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP cost of services, non-GAAP selling, general and administrative expenses, and net debt. Adjusted EBITDA is defined as GAAP net income before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, CoyCo 2, L.P. (“Coyco 2”) share-based compensation expense, and certain other items, including business acquisition costs, integration costs, strategic initiatives, and the global business services center expansion project in the Philippines. Non-GAAP cost of services is defined as GAAP cost of services less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to cost of services. Non-GAAP selling, general and administrative expenses is defined as GAAP selling, general and administrative expenses less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to selling, general and administrative expenses. Net debt is defined as debt less cash and cash equivalents, inclusive of restricted cash. Adjusted EBITDA guidance is reconciled to operating income guidance, the most closely comparable available GAAP measure.

Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. Non-GAAP cost of services and non-GAAP selling, general and administrative expenses are used to calculate adjusted EBITDA. Net debt is used as a supplemental measure of our liquidity.

Tables 4 through 9 present a reconciliation of GAAP financial measures to non-GAAP financial measures, including adjusted EBITDA. Non-GAAP measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

Forward-Looking Statements

This press release includes information that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth, and future performance. These statements are often identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “designed,” “may,” “plan,” “predict,” “project,” “target,” “contemplate,” “would,” “seek,” “see,” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risk and uncertainties related to: (i) geopolitical, economic, and market conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates, currency fluctuations, and challenges in the supply chain; (ii) the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the acquisition of Cloudmed; (iii) the Company’s ability to retain existing customers or acquire new customers; (iv) the development of markets for the Company’s revenue cycle management offering; (v) variability in the lead time of prospective customers; (vi) competition within the market; (vii) breaches or failures of the Company’s information security measures or unauthorized access to a customer’s data; (viii) delayed or unsuccessful implementation of the Company’s technologies or services, or unexpected implementation costs; (ix) disruptions in or damages to the Company’s global business services centers and third-party operated data centers; and (x) the ongoing impact of the COVID-19 pandemic on the Company’s business, operating results, and financial condition. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2021, and any other periodic reports that the Company may file with the United States Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements.

About R1 RCM

R1 is a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers. R1’s proven and scalable operating models seamlessly complement a healthcare organization’s infrastructure, quickly driving sustainable improvements to net patient revenue and cash flows while reducing operating costs and enhancing the patient experience. To learn more, visit: r1rcm.com

Contact:

R1 RCM Inc.

Investor Relations:

Atif Rahim

312-324-5476

investorrelations@r1rcm.com

Media Relations:

Morgan Mathis

310-528-6306

morgan@highwirepr.com

Table 1

R1 RCM Inc.

Consolidated Balance Sheets

(In millions)

	(Unaudited) September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$131.1	$130.1
Accounts receivable, net of $14.5 million and $2.4 million allowance as of September 30, 2022 and December 31, 2021, respectively	209.0	131.3
Accounts receivable, net of $0.1 million and $0.1 million allowance - related party as of September 30, 2022 and December 31, 2021, respectively	29.7	26.1
Current portion of contract assets	74.4	—
Prepaid expenses and other current assets	96.9	77.2

Total current assets	541.1	364.7
Property, equipment and software, net	163.0	94.7
Operating lease right-of-use assets	98.9	48.9
Non-current portion of contract assets	30.8	—
Non-current portion of deferred contract costs	27.5	23.4
Intangible assets, net	1,567.5	265.4
Goodwill	2,549.3	554.7
Non-current deferred tax assets	9.4	51.8
Other assets	93.6	45.7

Total assets	$5,081.1	$1,449.3

Liabilities
Current liabilities:
Accounts payable	$25.0	$17.7
Current portion of customer liabilities	67.8	41.5
Current portion of customer liabilities - related party	5.6	7.9
Accrued compensation and benefits	105.7	97.0
Current portion of operating lease liabilities	20.8	13.5
Current portion of long-term debt	49.5	17.5
Other accrued expenses	71.6	59.1

Total current liabilities	346.0	254.2
Non-current portion of customer liabilities	5.3	3.3
Non-current portion of customer liabilities - related party	14.1	15.4
Non-current portion of operating lease liabilities	99.2	53.4
Long-term debt	1,728.1	754.9
Non-current deferred tax liabilities	98.2	4.2
Other non-current liabilities	22.4	17.2

Total liabilities	2,313.3	1,102.6

Stockholders’ equity:
Common stock	4.4	3.0
Additional paid-in capital	3,104.4	628.5
Accumulated deficit	(84.8)	(64.3)
Accumulated other comprehensive loss	(4.0)	(5.3)
Treasury stock	(252.2)	(215.2)

Total stockholders’ equity	2,767.8	346.7

Total liabilities and stockholders’ equity	$5,081.1	$1,449.3

Table 2

R1 RCM Inc.

Consolidated Statements of Operations (Unaudited)

(In millions, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net operating fees	$324.2	$308.5	$965.3	$879.8
Incentive fees	20.8	41.5	80.9	108.0
Modular and other	151.0	29.7	227.4	87.9

Net services revenue	496.0	379.7	1,273.6	1,075.7
Operating expenses:
Cost of services	403.1	304.0	1,009.7	858.2
Selling, general and administrative	60.8	33.2	120.6	87.8
Other expenses	30.1	11.4	136.1	34.2

Total operating expenses	494.0	348.6	1,266.4	980.2

Income from operations	2.0	31.1	7.2	95.5
Net interest expense	23.7	6.5	35.3	13.8

Income (loss) before income tax provision (benefit)	(21.7)	24.6	(28.1)	81.7
Income tax provision (benefit)	7.8	7.6	(7.6)	20.5

Net income (loss)	$(29.5)	$17.0	$(20.5)	$61.2

Net income (loss) per common share:
Basic	$(0.07)	$0.06	$(0.06)	$(2.03)
Diluted	$(0.07)	$0.05	$(0.06)	$(2.03)
Weighted average shares used in calculating net income (loss) per common share:
Basic	417,700,782	278,655,269	330,877,880	262,209,929
Diluted	417,700,782	320,617,086	330,877,880	262,209,929
Basic:
Net income (loss)	$(29.5)	$17.0	$(20.5)	$61.2
Less dividends on preferred shares	—	—	—	(592.3)

Net income (loss) available/allocated to common shareholders - basic	$(29.5)	$17.0	$(20.5)	$(531.1)

Diluted:
Net income (loss)	$(29.5)	$17.0	$(20.5)	$61.2
Less dividends on preferred shares	—	—	—	(592.3)

Net income (loss) available/allocated to common shareholders - diluted	$(29.5)	$17.0	$(20.5)	$(531.1)

Table 3

R1 RCM Inc.

Consolidated Statements of Cash Flows (Unaudited)

(In millions)

	Nine Months Ended September 30,
	2022	2021
Operating activities
Net income (loss)	$(20.5)	$61.2
Adjustments to reconcile net income (loss) to net cash (used in) provided by operations:
Depreciation and amortization	107.8	56.8
Amortization of debt issuance costs	2.2	0.8
Share-based compensation	46.5	62.0
CoyCo 2 share-based compensation	3.0	—
(Gain)/loss on disposal and right-of-use asset write-downs	3.9	(0.3)
Provision for credit losses	10.7	0.6
Deferred income taxes	(9.1)	18.0
Non-cash lease expense	10.5	7.4
Other	1.5	0.8
Changes in operating assets and liabilities:
Accounts receivable and related party accounts receivable	(29.7)	(18.8)
Contract assets	(12.8)	—
Prepaid expenses and other assets	(38.3)	(19.8)
Accounts payable	(23.9)	4.5
Accrued compensation and benefits	(79.6)	34.3
Lease liabilities	(11.4)	(9.9)
Other liabilities	(3.2)	(8.9)
Customer liabilities and customer liabilities - related party	2.9	30.1

Net cash (used in) provided by operating activities	(39.5)	218.8

Investing activities
Purchases of property, equipment, and software	(74.6)	(33.4)
Acquisition of Cloudmed, net of cash acquired	(847.7)	—
Acquisition of VisitPay, net of cash acquired	—	(294.7)
Proceeds from disposal of assets	0.4	2.6

Net cash used in investing activities	(921.9)	(325.5)

Financing activities
Issuance of senior secured debt, net of discount and issuance costs	1,016.6	698.6
Borrowings on revolver	30.0	120.0
Payment of debt issuance costs	(1.0)	(1.9)
Repayment of senior secured debt	(13.1)	(484.6)
Repayments on revolver	(30.0)	(90.0)
Payment of contingent consideration liability	—	(4.8)
Deferred payment related to acquisition of RevWorks	—	(12.5)
Inducement of preferred stock conversion	—	(105.0)
Payment of equity issuance costs	(2.0)	—
Exercise of vested stock options	4.6	6.3
Purchase of treasury stock	(12.5)	(29.5)
Shares withheld for taxes	(26.9)	(4.8)
Other	(0.2)	(0.1)

Net cash provided by financing activities	965.5	91.7

Effect of exchange rate changes in cash, cash equivalents and restricted cash	(3.1)	(0.6)
Net increase (decrease) in cash, cash equivalents and restricted cash	1.0	(15.6)
Cash, cash equivalents and restricted cash, at beginning of period	130.1	174.8

Cash, cash equivalents and restricted cash, at end of period	$131.1	$159.2

Table 4

R1 RCM Inc.

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA (Unaudited)

(In millions)

	Three Months Ended September 30,		2022 vs. 2021 Change		Nine Months Ended September 30,		2022 vs. 2021 Change
	2022	2021	Amount	%	2022	2021	Amount	%
Net income (loss)	$(29.5)	$17.0	$(46.5)	(274)%	$(20.5)	$61.2	$(81.7)	(133)%
Net interest expense	23.7	6.5	17.2	265%	35.3	13.8	21.5	156%
Income tax provision (benefit)	7.8	7.6	0.2	3%	(7.6)	20.5	(28.1)	(137)%
Depreciation and amortization expense	64.2	21.3	42.9	201%	107.8	56.8	51.0	90%
Share-based compensation expense	24.7	25.5	(0.8)	(3)%	46.4	62.0	(15.6)	(25)%
CoyCo 2 share-based compensation expense	3.0	—	3.0	100%	3.0	—	3.0	100%
Other expenses	30.1	11.4	18.7	164%	136.1	34.2	101.9	298%

Adjusted EBITDA (non-GAAP)	$124.0	$89.3	$34.7	39%	$300.5	$248.5	$52.0	21%

Table 5

R1 RCM Inc.

Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services (Unaudited)

(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Cost of services	$403.1	$304.0	$1,009.7	$858.2
Less:
Share-based compensation expense	$11.3	15.8	20.7	38.8
CoyCo 2 share-based compensation expense	1.0	—	1.0	—
Depreciation and amortization expense	63.9	20.7	107.0	54.6

Non-GAAP cost of services	$326.9	$267.5	$881.0	$764.8

Table 6

R1 RCM Inc.

Reconciliation of GAAP Selling, General and Administrative to Non-GAAP Selling, General and

Administrative (Unaudited)

(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Selling, general and administrative	$60.8	$33.2	$120.6	$87.8
Less:
Share-based compensation expense	13.4	9.7	25.7	23.2
CoyCo 2 share-based compensation expense	2.0	—	2.0	—
Depreciation and amortization expense	0.3	0.6	0.8	2.2

Non-GAAP selling, general and administrative	$45.1	$22.9	$92.1	$62.4

Table 7

R1 RCM Inc.

Consolidated Non-GAAP Financial Information (Unaudited)

(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net operating fees	$324.2	$308.5	$965.3	$879.8
Incentive fees	20.8	41.5	80.9	108.0
Modular and other	151.0	29.7	227.4	87.9

Net services revenue	496.0	379.7	1,273.6	1,075.7
Operating expenses:
Cost of services (non-GAAP)	326.9	267.5	881.0	764.8
Selling, general and administrative (non-GAAP)	45.1	22.9	92.1	62.4

Sub-total	372.0	290.4	973.1	827.2

Adjusted EBITDA	$124.0	$89.3	$300.5	$248.5

Table 8

R1 RCM Inc.

Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA

Guidance (Unaudited)

(In millions)

2022
GAAP Operating Income Guidance	$(8)-(13)
Plus:
Depreciation and amortization expense	$170-175
Share-based compensation expense	$70-75
CoyCo 2 share-based compensation expense	$5-7
Strategic initiatives, severance and other costs	$180-185

Adjusted EBITDA Guidance	$420-425

Table 9

R1 RCM Inc.

Reconciliation of Total Debt to Net Debt (Unaudited)

(In millions)

	September 30, 2022	December 31, 2021
Senior Revolver	$80.0	$80.0
Term A Loans	1,222.5	695.6
Term B Loan	500.0	—

Total debt	1,802.5	775.6
Less:
Cash and cash equivalents	131.1	130.1

Net Debt	$1,671.4	$645.5